UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21852
COLUMBIA FUNDS SERIES TRUST II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota	55474

(Address of principal executive offices)	(Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: June 30
Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.
Annual Report

Annual Report
and Prospectus

Columbia
Dividend Opportunity Fund

Annual Report for the Period Ended
June 30, 2011
(Prospectus also enclosed)

Columbia Dividend Opportunity Fund seeks to provide shareholders with a high level of current income. Secondary objective is growth of income and capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Table of Contents

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	14

Fund Expense Example	16

Portfolio of Investments	19

Statement of Assets and Liabilities	29

Statement of Operations	31

Statement of Changes in Net Assets	33

Financial Highlights	35

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	62

Federal Income Tax Information	64

Board Members and Officers	65

Proxy Voting	73

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Dividend Opportunity Fund (the Fund) Class A shares gained 36.74% (excluding sales charge) for the 12 months ended June 30, 2011.

>	The Fund outperformed the Russell 1000® Value Index, which increased 28.94%.

>	The Fund also outperformed its peer group, as represented by the Lipper Equity Income Funds Index, which rose 29.68% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2011)

	1 year	3 years	5 years	10 years
Columbia Dividend Opportunity Fund Class A (excluding sales charge)	+36.74%	+6.92%	+5.03%	+2.70%

Russell 1000 Value Index (unmanaged)	+28.94%	+2.28%	+1.15%	+3.99%

Lipper Equity Income Funds Index	+29.68%	+3.42%	+2.46%	+3.71%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at June 30, 2011
Since
Without sales charge	1 year	3 years	5 years	10 years	inception*
Class A (inception 8/1/88)	+36.74%	+6.92%	+5.03%	+2.70%	N/A

Class B (inception 3/20/95)	+35.72%	+6.12%	+4.23%	+1.91%	N/A

Class C (inception 6/26/00)	+35.71%	+6.15%	+4.25%	+1.92%	N/A

Class I (inception 3/4/04)	+37.51%	+7.41%	+5.45%	N/A	+7.31%

Class R (inception 8/1/08)	+36.53%	N/A	N/A	N/A	+7.17%

Class R4 (inception 3/20/95)	+36.95%	+7.13%	+5.28%	+2.92%	N/A

Class R5 (inception 8/1/08)	+37.27%	N/A	N/A	N/A	+7.90%

Class W (inception 12/1/06)	+36.95%	+6.95%	N/A	N/A	+2.72%

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	+19.28%**

With sales charge
Class A (inception 8/1/88)	+28.97%	+4.84%	+3.79%	+2.09%	N/A

Class B (inception 3/20/95)	+30.72%	+5.22%	+3.89%	+1.91%	N/A

Class C (inception 6/26/00)	+34.71%	+6.15%	+4.25%	+1.92%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.
**	Not annualized.

4  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  5

Manager Commentary

Dear Shareholders:

Columbia Dividend Opportunity Fund (the Fund) Class A shares gained 36.74% (excluding sales charge) for the 12 months ended June 30, 2011. The Fund outperformed the Russell 1000® Value Index (Russell Index), which increased 28.94%. The Fund also outperformed its peer group, as represented by the Lipper Equity Income Funds Index, which rose 29.68% during the same period.

Significant performance factors
The annual period ended June 30, 2011 was a volatile but strong one for the U.S. equity market. Disasters, both man-made and natural, made headlines, including the earthquake, tsunami and subsequent nuclear meltdown in Japan, floods in Australia and tornadoes in the U.S. Concerns regarding geopolitical instability and violence in North Africa and the Middle East, sovereign debt crises in peripheral Europe, the possibility of cooling economic growth in China and a potential double

PORTFOLIO BREAKDOWN(1) (at June 30, 2011)

Stocks	94.7%

Consumer Discretionary	6.1

Consumer Staples	10.9

Energy	12.0

Financials	11.7

Health Care	9.8

Industrials	8.5

Information Technology	7.2

Materials	8.2

Telecommunication Services	11.5

Utilities	8.8

Convertible Bonds	0.1

Equity-Linked Notes	1.9

Other(2)	3.3

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

6  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

dip recession in the U.S. permeated investor sentiment. At the same time, however, many of these concerns were at least temporarily addressed. For example, international bailouts prevented outright defaults in Europe, China’s economy continued to grow, and decent economic growth in the U.S. persevered. In addition, merger and acquisition activity increased and corporate earnings and cash flows generally experienced a positive trajectory. Thus, while the U.S. equity market may have climbed a wall of worry as investors bought into unforeseen risk and indeed several concerns re-surfaced leading to heightened risk aversion toward the end of the annual period, the fundamentals that drive equities held up well overall.

Indeed, all sectors of the Russell Index generated positive returns on an absolute basis during the annual period, led by the energy sector, which advanced on rising oil prices. Another economically-sensitive sector — materials — also performed well. Telecommunication services, though a traditionally defensive sector, significantly outpaced the Russell Index due to the robust dividend yield many of its companies offer and to merger and acquisition activity within the sector as supported by strong cash flow and growth of the wireless broadband market. Financials, information

TOP TEN HOLDINGS(1) (at June 30, 2011)

AT&T, Inc.	3.8%

Lorillard, Inc.	3.5

Chevron Corp.	3.2

Bristol-Myers Squibb Co.	2.8

Pfizer, Inc.	2.5

Philip Morris International, Inc.	2.5

Merck & Co., Inc.	2.2

CenturyLink, Inc.	2.1

EI du Pont de Nemours & Co.	1.8

Total SA, ADR	1.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

technology and consumer discretionary were the weakest sectors, though these sectors advanced during the annual period, too.

The yield of the broad equity market (as represented by the S&P 500 Index) declined during the annual period, driven predominantly by fairly significant appreciation in underlying share prices that was not paralleled or exceeded by dividend payout levels. Importantly, though, the Fund maintained a net dividend yield at a level in excess of 150% of the broader market yield (as represented by the S&P 500 Index) during the annual period. The net dividend yield is the dividend yield after the deduction of fund expenses.

The Fund’s relative results benefited during the annual period from both sector allocation and individual stock selection decisions. The Fund benefited most from having only a modest exposure to financials, the worst performing sector during the annual period. Stock selection within financials also boosted the Fund’s results, particularly positions in non-U.S. banks, including Toronto-Dominion Bank, Bank of Montreal and National Australia Bank.

Stock selection within consumer staples also contributed positively to the Fund’s results, more than offsetting the effect of having a rather neutral allocation to the lagging sector. A sizable position in the tobacco industry, which performed well, particularly helped, as did having only modest exposure to the food and household products industries, which were weaker. In the tobacco industry, holdings in Lorillard, Philip Morris International and Altria Group each performed well, supported by favorable news flow regarding the near-final determination by the Food and Drug Administration advisory committee’s review of the impact of menthol on the public health. The advisory committee’s final determination is anticipated to be announced in October 2011. Food companies were broadly hurt by rising input costs, but a Fund holding in B&G Foods generated better than anticipated positive returns.

Having a significant exposure to materials, the second-best performing sector within the Russell Index during the annual period, and effective stock selection within the sector benefited the Fund’s relative results as well. In particular, an emphasis on the chemicals industry boosted Fund

8  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

results, as E. I. du Pont de Nemours, Eastman Chemical and Huntsman were each strong performers.

A sizable allocation to telecommunication services, the third-best performing sector within the Russell Index during the annual period, added value. So, too, did stock selection within the machinery industry of the industrials sector. A position in Caterpillar was an especially outstanding performer for the Fund. Stock selection more than offset the detracting effect of having only a modest exposure to industrials, as the sector outpaced the Russell Index during the annual period. Elsewhere, a position in Valeant Pharmaceuticals International of the health care sector was one of the greatest contributors to the Fund’s results. We sold the Fund’s position in this pharmaceutical developer and distributor by the end of the annual period, taking profits.

Detracting from the Fund’s results most was stock selection in the energy sector. While the Fund was effectively positioned with a significant allocation to energy, the best-performing sector in the Russell Index during the annual period, the Fund did not own several companies that performed particularly well. We had not established Fund positions in these companies due to the comparatively low dividend yield they offered.

Having only a modest allocation to the consumer discretionary sector, which outpaced the Russell Index during the annual period, also detracted from the Fund’s results. Elsewhere, a position in wireless equipment maker Nokia of the information technology industry hurt the Fund’s results. Nokia’s shares were pressured during the annual period by slower than anticipated new product development and new product roll-out, but given our view of the company’s prospects, we added to the Fund’s position during the annual period.

Changes to the Fund’s portfolio
The Fund’s positions in telecommunication services, utilities, health care and consumer discretionary decreased during the annual period. In telecommunication services, we trimmed the Fund’s positions in Verizon Communications and Qwest (which was subsequently acquired by CenturyLink in early April). We sold the Fund’s position in Deutsche Telekom. In utilities, we sold the Fund’s position in Nicor and trimmed

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

its positions in Dominion Resources, National Grid and Pepco Holdings. In health care, we eliminated the Fund’s positions in pharmaceutical companies Warner Chilcott and, as mentioned earlier, Valeant Pharmaceuticals International. In consumer discretionary, we exited the Fund’s positions in Macy’s and Tupperware.

The Fund’s allocations to financials, information technology and consumer staples increased during the annual period. In financials, we added to the Fund’s positions in some U.S. commercial banks, including JPMorgan Chase, Bank of America and Wells Fargo. We also established a new Fund position in investment company New Mountain Finance. In information technology, we added to the Fund’s holding in software giant Microsoft and initiated new Fund positions in wireless equipment maker Nokia, disc drive manufacturer Seagate Technology and payroll and employee benefits services provider Paychex. We diversified the Fund’s industry exposure within the consumer staples sector during the annual period, primarily by establishing new positions in food and beverage companies Coca-Cola and Kraft Foods and in household products behemoth Procter & Gamble.

As indicated by the new positions established in the Fund during the annual period, we continued to find attractive and compelling opportunities in companies with attractive dividend yields during the annual period. At the same time, however, given the declining yield in the broad equity market (as represented by the S&P 500 Index) during the annual period, we actively used structured notes as a way to bring more attractive yields to the Fund’s portfolio in certain areas. Such a strategy was carried out as we sought to both add value and gain broader market diversification. A structured note is a debt security with one or more special features, such as making payments based on an underlying index. For instance, a structured note may be a bond which, instead of paying the typical interest payments, will use an index, such as the S&P 500, to determine the amount of the interest payment. This type of debt security is complex and is used primarily by sophisticated investors.

In the last months of the annual period, we also sought to effectively manage the tax efficiency of the Fund. By selling certain positions that had large tax gains and then buying them back, we were able to successfully capture the benefits of tax loss carry forwards expiring at the end of

10  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

June 2011 at minimal cost but at significant tax savings to the Fund’s shareholders. While this approach increased the trading activity of the Fund, resulting in an unusually high portfolio turnover rate of 105% for the Fund during the annual period, it is important to note that it did not materially change the posture of the Fund in terms of aggregate holdings or sector or industry exposure.

Our future strategy
At the end of the annual period, it appeared that investors were generally pricing a great deal of negative news into the U.S. equity market, but we maintained an optimistic longer-term view overall. We believed valuations in the U.S. equity market were generally still attractive. We were of the opinion that concerns regarding sovereign debt troubles in Europe and inflationary pressures in China would not have a long-lasting impact on U.S. investor sentiment. The pace of U.S. economic growth appeared, in our view, poised to improve, albeit in a sluggish rather than a robust manner, during the second half of 2011. We do not believe that the challenges the economy faces will likely push the U.S. into a double dip recession. Further, in our view, the fundamentals that truly drive corporate earnings and potential capital appreciation within the U.S. equity market remained in good shape. In short, we feel the U.S. equity market was pricing in higher levels of concern than were warranted at the end of the annual period. Of course, we recognize fully that volatility may remain high given very real and very serious ongoing geopolitical factors, and a true default of a government either here or overseas remains a risk. We monitor and debate the potential implications of such headwinds on a regular basis.

At the end of the annual period, it appeared that investors were generally pricing a great deal of negative news into the U.S. equity market, but we maintained an optimistic longer-term view overall.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  11

Manager Commentary (continued)

Still, we were not inclined at the end of June to increase the defensive stance of the Fund. We believe the current sector balance represents an appropriate mix of cyclical opportunity in areas like energy, materials, industrials, and technology and stability from non-cyclical sectors like consumer staples, health care and utilities.

At the same time, we believe that individual stock selection may well be increasingly critical to results going forward. As such, then, across all of the sectors, both classically cyclical and defensive alike, we intend to maintain our steadfast focus on individual stock selection. We continue to seek to take larger positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. We intend to focus on large-cap stocks and to continue to add stocks offering greater dividend-yield potential. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for the Fund’s shareholders.

Perhaps because of, rather than despite, the decline in dividend yield in the overall equity market and the encouraging recovery in the number of companies increasing their dividends, we continue to believe that those companies with a consistent high dividend payout and a commitment to growing its dividend will be among those most attractive to risk-tolerant investors seeking yield. During the first quarter of 2011 alone (latest data available), only 30 publicly-owned companies that report dividend information to Standard & Poor’s decreased their dividend payment compared to 48 that did so just one quarter prior and the 367 who did so in the first quarter of 2009. At the same time, 510 companies increased their dividends during the first quarter of 2011. We therefore intend to continue to seek opportunities for yield from investments in companies across a wide variety of sectors as companies demonstrate to investors that they are well into recovery mode. Indeed, as has been our strategy

12  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

for some time now, we continue to seek a diversified mix of dividend-paying stocks, with a focus on large-cap, value-oriented companies.

Steve Schroll Portfolio Manager	Laton Spahr, CFA® Portfolio Manager	Paul Stocking Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  13

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Dividend Opportunity Fund Class A shares (from 7/1/01 to 6/30/11) as compared to the performance of the Russell 1000® Value Index and the Lipper Equity Income Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at June 30, 2011
	1 year	3 years	5 years	10 years
Columbia Dividend Opportunity Fund (includes sales charge)
Class A Cumulative value of $10,000	$12,897	$11,523	$12,041	$12,302

Average annual total return	+28.97%	+4.84%	+3.79%	+2.09%

Russell 1000 Value Index(1)
Cumulative value of $10,000	$12,894	$10,699	$10,590	$14,781

Average annual total return	+28.94%	+2.28%	+1.15%	+3.99%

Lipper Equity Income Funds Index(2)
Cumulative value of $10,000	$12,968	$11,061	$11,292	$14,396

Average annual total return	+29.68%	+3.42%	+2.46%	+3.71%

Results for other share classes can be found on page 4.

14  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

(1)	The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  15

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until June 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Jan. 1, 2011	June 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,085.50	$5.95	1.15%

Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76	1.15%

Class B

Actual(b)	$1,000	$1,083.20	$9.81	1.90%

Hypothetical (5% return before expenses)	$1,000	$1,015.37	$9.49	1.90%

Class C

Actual(b)	$1,000	$1,082.90	$9.76	1.89%

Hypothetical (5% return before expenses)	$1,000	$1,015.42	$9.44	1.89%

Class I

Actual(b)	$1,000	$1,088.70	$3.83	.74%

Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71	.74%

Class R

Actual(b)	$1,000	$1,085.50	$7.19	1.39%

Hypothetical (5% return before expenses)	$1,000	$1,017.90	$6.95	1.39%

Class R4

Actual(b)	$1,000	$1,087.20	$5.12	.99%

Hypothetical (5% return before expenses)	$1,000	$1,019.89	$4.96	.99%

Class R5

Actual(b)	$1,000	$1,088.70	$3.88	.75%

Hypothetical (5% return before expenses)	$1,000	$1,021.08	$3.76	.75%

Class W

Actual(b)	$1,000	$1,086.80	$5.95	1.15%

Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76	1.15%

Class Z

Actual(b)	$1,000	$1,089.70	$4.56	.88%

Hypothetical (5% return before expenses)	$1,000	$1,020.43	$4.41	.88%

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  17

Fund Expense Example (continued)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended June 30, 2011: +8.55% for Class A, +8.32% for Class B, +8.29% for Class C, +8.87% for Class I, +8.55% for Class R, +8.72% for Class R4, +8.87% for Class R5, +8.68% for Class W and +8.97% for Class Z.

18  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Portfolio of Investments
Columbia Dividend Opportunity Fund
June 30, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 92.6%

CONSUMER DISCRETIONARY 5.9%

Distributors 0.7%
Genuine Parts Co.(a)	261,828	$14,243,444

Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	250,823	21,149,395

Media 2.5%
Cinemark Holdings, Inc.	646,827	13,395,787
National CineMedia, Inc.(a)	921,352	15,580,062
Pearson PLC, ADR(b)	235,643	4,479,574
Regal Entertainment Group, Class A(a)	1,670,440	20,629,934

Total		54,085,357

Specialty Retail 1.7%
Best Buy Co., Inc.(a)	161,709	5,079,280
Foot Locker, Inc.(a)	614,270	14,595,055
Limited Brands, Inc.	462,106	17,767,976

Total		37,442,311

TOTAL CONSUMER DISCRECTIONARY		126,920,507

CONSUMER STAPLES 10.8%

Beverages 1.0%
Coca-Cola Co. (The)	234,827	15,801,509
Diageo PLC, ADR(b)	77,169	6,317,826

Total		22,119,335

Food & Staples Retailing 0.3%
Carrefour SA(a)(b)	136,054	5,587,498

Food Products 2.0%
B&G Foods, Inc.(a)	927,406	19,123,112
ConAgra Foods, Inc.	472,829	12,203,716
Kraft Foods, Inc., Class A(a)	363,278	12,798,284

Total		44,125,112

Household Products 1.1%
Kimberly-Clark Corp.	87,476	5,822,402
Procter & Gamble Co. (The)	282,749	17,974,354

Total		23,796,756

Tobacco 6.4%
Altria Group, Inc.(a)	548,175	14,477,302
Lorillard, Inc.	660,833	71,944,889
Philip Morris International, Inc.	767,068	51,217,130

Total		137,639,321

TOTAL CONSUMER STAPLES		233,268,022

ENERGY 11.9%

Energy Equipment & Services 1.4%
Halliburton Co.	614,200	31,324,200

Oil, Gas & Consumable Fuels 10.5%
Alpha Natural Resources, Inc.(c)	269,800	12,259,712
Chevron Corp.	655,512	67,412,854
Crude Carriers Corp.(b)	386,707	5,201,209
Enbridge Energy Management LLC(c)(d)	1	35
Enbridge, Inc.(b)	915,854	29,728,621
ENI SpA(b)	534,720	12,647,166
Kinder Morgan Management LLC(c)(d)	—	2
Occidental Petroleum Corp.	125,223	13,028,201
Royal Dutch Shell PLC, ADR(b)	310,537	22,088,497
Ship Finance International Ltd.(a)(b)	169,041	3,046,119
Spectra Energy Corp.	394,539	10,814,314
Total SA, ADR(b)	607,486	35,136,990
TransCanada Corp.(a)(b)	349,187	15,308,358

Total		226,672,078

TOTAL ENERGY		257,996,278

FINANCIALS 10.5%

Capital Markets 0.9%
Morgan Stanley	306,726	7,057,765
New Mountain Finance Corp.(a)(c)	998,006	12,674,676

Total		19,732,441

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

FINANCIALS (cont.)
Commercial Banks 3.6%
Bank of Montreal(b)	231,222	$14,694,158
National Australia Bank Ltd.(b)	603,260	16,678,601
Toronto-Dominion Bank (The)(b)	193,380	16,417,962
U.S. Bancorp	530,706	13,538,310
Wells Fargo & Co.	554,431	15,557,334

Total		76,886,365

Diversified Financial Services 1.9%
Bank of America Corp.	1,524,120	16,704,355
JPMorgan Chase & Co.	604,095	24,731,650

Total		41,436,005

Insurance 2.3%
Allstate Corp. (The)	283,636	8,659,407
Marsh & McLennan Companies, Inc.(a)	197,597	6,163,051
Unitrin, Inc.(a)	109,512	3,249,221
XL Group PLC(b)	1,452,600	31,928,148

Total		49,999,827

Real Estate Investment Trusts (REITs) 1.4%
ProLogis, Inc.(a)	303,059	10,861,635
Ventas, Inc.(a)	58,375	3,076,946
Weyerhaeuser Co.(a)	792,541	17,324,946

Total		31,263,527

Thrifts & Mortgage Finance 0.4%
Capitol Federal Financial, Inc.(a)	681,638	8,016,063

TOTAL FINANCIALS		227,334,228

HEALTH CARE 9.7%

Pharmaceuticals 9.7%
Abbott Laboratories(a)	218,262	11,484,947
Bristol-Myers Squibb Co.(a)	1,980,254	57,348,156
Eli Lilly & Co.	263,876	9,903,266
GlaxoSmithKline PLC, ADR(a)(b)	288,032	12,356,573
Johnson & Johnson	193,470	12,869,624
Merck & Co., Inc.	1,311,226	46,273,166
Novartis AG, ADR(b)	144,617	8,837,545
Pfizer, Inc.	2,524,709	52,009,005

Total		211,082,282

TOTAL HEALTH CARE		211,082,282

INDUSTRIALS 8.5%

Aerospace & Defense 1.5%
Honeywell International, Inc.	333,203	19,855,567
Lockheed Martin Corp.(a)	155,354	12,579,013

Total		32,434,580

Commercial Services & Supplies 2.0%
Deluxe Corp.(a)	410,823	10,151,437
Pitney Bowes, Inc.(a)	661,173	15,200,367
RR Donnelley & Sons Co.(a)	515,288	10,104,798
Waste Management, Inc.(a)	209,490	7,807,692

Total		43,264,294

Electrical Equipment 1.7%
ABB Ltd., ADR(b)(c)	413,436	10,728,664
Hubbell, Inc., Class B	388,338	25,222,553

Total		35,951,217

Industrial Conglomerates 1.4%
General Electric Co.	947,549	17,870,774
Siemens AG, ADR(b)	94,444	12,988,883

Total		30,859,657

Machinery 1.3%
Caterpillar, Inc.	93,781	9,983,925
Harsco Corp.	389,249	12,689,518
Illinois Tool Works, Inc.	94,645	5,346,496

Total		28,019,939

Trading Companies & Distributors 0.6%
Fly Leasing Ltd., ADR(b)	945,939	12,514,773

TOTAL INDUSTRIALS		183,044,460

INFORMATION TECHNOLOGY 7.1%

Communications Equipment 0.8%
Nokia OYJ, ADR(a)(b)	2,574,798	16,530,203

Computers & Peripherals 0.5%
Seagate Technology PLC(b)	700,149	11,314,408

IT Services 0.5%
Paychex, Inc.	340,945	10,473,830

Semiconductors & Semiconductor Equipment 4.3%
Intel Corp.	1,365,871	30,267,701
Maxim Integrated Products, Inc.	626,200	16,005,672
Microchip Technology, Inc.(a)	845,705	32,060,677
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)(b)	1,130,857	14,260,107

Total		92,594,157

Software 1.0%
Microsoft Corp.	883,667	22,975,342

TOTAL INFORMATION TECHNOLOGY		153,887,940

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS 8.1%

Chemicals 5.0%
Air Products & Chemicals, Inc.	130,909	$12,512,282
Dow Chemical Co. (The)	436,759	15,723,324
Eastman Chemical Co.	196,087	20,014,600
EI du Pont de Nemours & Co.	703,696	38,034,769
Huntsman Corp.	464,124	8,748,738
Olin Corp.(a)	596,620	13,519,409

Total		108,553,122

Containers & Packaging 1.2%
Packaging Corp. of America	903,359	25,285,018

Metals & Mining 1.3%
Compass Minerals International, Inc.(a)	58,951	5,073,912
Nucor Corp.	259,289	10,687,893
Rio Tinto PLC, ADR(a)(b)	103,056	7,453,010
Southern Copper Corp.	179,654	5,905,227

Total		29,120,042

Paper & Forest Products 0.6%
MeadWestvaco Corp.	405,633	13,511,635

TOTAL MATERIALS		176,469,817

TELECOMMUNICATION SERVICES 11.4%

Diversified Telecommunication Services 10.8%
AT&T, Inc.	2,542,802	79,869,411
BCE, Inc.(b)	261,939	10,291,583
BT Group PLC(b)	3,408,447	11,022,836
CenturyLink, Inc.	1,093,795	44,222,132
Frontier Communications Corp.(a)	1,842,453	14,868,596
Telefonica SA, ADR(a)(b)	399,129	9,774,669
Telefonos de Mexico SAB de CV, Series L, ADR(a)(b)	558,899	9,221,833
Telstra Corp., Ltd.(b)	3,146,329	9,776,869
Verizon Communications, Inc.	918,102	34,180,937
Windstream Corp.(a)	907,357	11,759,347

Total		234,988,213

Wireless Telecommunication Services 0.6%
Vodafone Group PLC, ADR(a)(b)	446,504	11,930,587

TOTAL TELECOMMUNICATION SERVICES		246,918,800

UTILITIES 8.7%

Electric Utilities 5.0%
American Electric Power Co., Inc.	522,875	19,701,930
Duke Energy Corp.(a)	825,894	15,551,584
Edison International	135,404	5,246,905
Pepco Holdings, Inc.(a)	585,438	11,492,148
Pinnacle West Capital Corp.	251,426	11,208,571
PPL Corp.(a)	353,750	9,844,862
Progress Energy, Inc.	343,590	16,495,756
Southern Co.	360,970	14,575,969
UIL Holdings Corp.(a)	112,403	3,636,237

Total		107,753,962

Multi-Utilities 3.7%
Ameren Corp.	210,740	6,077,742
CH Energy Group, Inc.(a)	98,239	5,232,209
Consolidated Edison, Inc.(a)	305,091	16,243,045
Dominion Resources, Inc.	106,317	5,131,922
DTE Energy Co.(a)	210,370	10,522,707
National Grid PLC(b)	660,329	6,491,248
NiSource, Inc.(a)	402,130	8,143,132
NSTAR	71,112	3,269,730
Public Service Enterprise Group, Inc.	195,964	6,396,265
Sempra Energy	94,192	4,980,873
Xcel Energy, Inc.	361,866	8,793,344

Total		81,282,217

TOTAL UTILITIES		189,036,179

Total Common Stocks
(Cost: $2,062,495,470)		$2,005,958,513

Convertible Preferred Stocks 1.3%
CONSUMER DISCRETIONARY 0.2%

Automobiles 0.2%
General Motors Co., 4.750%(a)	78,568	$3,825,279

TOTAL CONSUMER DISCRECTIONARY		3,825,279

FINANCIALS 1.1%

Insurance 1.1%
MetLife, Inc. , 5.000%	207,300	17,062,863
XL Group PLC, 10.750%(b)	250,000	7,440,000

Total		24,502,863

TOTAL FINANCIALS		24,502,863

Total Convertible Preferred Stocks
(Cost: $27,444,413)		$28,328,142

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Convertible Bonds 0.1%

Building Materials 0.1%
Cemex SAB de CV Subordinated Notes(a)(b)(e)
03/15/18	3.750%	$3,024,000	$3,001,622

Total			3,001,622

Total Convertible Bonds
(Cost: $3,024,000)			$3,001,622

Equity-Linked Notes 1.8%

Deutsche Bank AG Mandatory Exchange Note (linked to common stock of Enbridge, Inc.)(e)
08/05/11	3.500%	$9,998,400	$10,257,440
Goldman Sachs Group, Inc. (The) Mandatory Exchange Note (linked to common stock of Enbridge, Inc.)(e)
08/03/11	3.500%	10,000,224	10,286,929
Mandatory Exchange Note (linked to common stock of Ford Motor Company)(e)
08/27/11	7.000%	10,000,054	9,102,000
Morgan Stanley PERQS (linked to common stock of Enbridge, Inc.)(e)
08/09/11	3.5000%	10,000,033	10,259,400

Total Equity-Linked Notes
(Cost: $39,998,711)			$39,905,769

	Shares	Value

Money Market Fund 3.3%

Columbia Short-Term Cash Fund, 0.166%(f)(g)	71,616,156	$71,616,156

Total Money Market Fund
(Cost: $71,616,156)		$71,616,156

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 14.2%

Asset-Backed Commercial Paper 0.7%
Scaldis Capital LLC
07/01/11	0.200%	$14,999,917	$14,999,917

Certificates of Deposit 7.9%
Bank of America, National Association
10/03/11	0.350%	10,000,000	10,000,000
Barclays Bank PLC
08/19/11	0.330%	5,000,000	5,000,000
Commerzbank AG
07/20/11	0.220%	10,000,000	10,000,000
Credit Suisse
10/25/11	0.236%	8,000,000	8,000,000
DZ Bank AG
07/12/11	0.200%	10,000,000	10,000,000
Den Danske Bank
07/26/11	0.230%	4,998,051	4,998,051
Deutsche Bank AG
07/08/11	0.260%	15,000,000	15,000,000
Development Bank of Singapore Ltd.
08/09/11	0.300%	10,000,000	10,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
08/12/11	0.300%	5,000,000	5,000,000
KBC Bank NV
07/05/11	0.300%	10,000,000	10,000,000
La Banque Postale
09/20/11	0.380%	7,000,000	7,000,000
Lloyds Bank PLC
10/03/11	0.260%	7,000,000	7,000,000
National Australia Bank
11/18/11	0.211%	4,999,979	4,999,979
National Bank of Canada
10/07/11	0.240%	8,000,000	8,000,000
Natixis
09/07/11	0.544%	10,000,000	10,000,000
Societe Generale
09/23/11	0.411%	15,000,000	15,000,000
Svenska Handelsbank
07/01/11	0.020%	15,000,000	15,000,000
Swedbank AB
08/05/11	0.240%	5,000,000	5,000,000
Union Bank of Switzerland
08/15/11	0.287%	8,000,000	8,000,000
11/14/11	0.224%	4,000,000	4,000,000

Total			171,998,030

Commercial Paper 1.5%
Danske Corp.
08/02/11	0.220%	5,997,910	5,997,910

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Commercial Paper (cont.)
Erste Finance (Delaware) LLC
07/18/11	0.210%	$4,999,096	$4,999,096
Macquarie Bank Ltd.
11/10/11	0.461%	6,983,632	6,983,632
Suncorp Metway Ltd.
07/05/11	0.240%	4,998,833	4,998,833
07/11/11	0.200%	4,999,111	4,999,111
Westpac Securities NZ Ltd.
09/02/11	0.290%	5,000,000	5,000,000

Total			32,978,582

Money Market Fund 0.7%
JPMorgan Prime Money Market Fund, 0.010%(g)		15,000,000	15,000,000

Other Short-Term Obligations 0.3%
Goldman Sachs Group, Inc. (The)
08/08/11	0.300%	6,000,000	6,000,000

Repurchase Agreements 3.1%
Citigroup Global Markets, Inc. dated 06/30/11, matures 07/01/11, repurchase price $5,000,004(h)
	0.030%	5,000,000	5,000,000
MF Global Holdings Ltd. dated 06/30/11, matures 07/01/11, repurchase price $20,000,083(h)
	0.150%	20,000,000	20,000,000
Mizuho Securities USA, Inc. dated 06/30/11, matures 07/01/11, repurchase price $30,000,100(h)
	0.120%	30,000,000	30,000,000
RBS Securities, Inc. dated 06/30/11, matures 07/01/11, repurchase price $11,075,878(h)
	0.080%	11,075,854	11,075,854

Total			66,075,854

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $307,052,383)			$307,052,383

Total Investments
(Cost: $2,511,631,133)			$2,455,862,585
Other Assets & Liabilities, Net			(289,274,179)

Net Assets			$2,166,588,406

Notes to Portfolio of Investments

(a)	At June 30, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At June 30, 2011, the value of foreign securities, excluding short-term securities, represented 18.70% of net assets.

(c)	Non-income producing.

(d)	Represents fractional shares.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $42,907,391 or 1.98% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(f)	Investments in affiliates during the year ended June 30, 2011:

Dividends
			Sales Cost/			or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$33,579,100	$928,034,100	$(889,997,044)	$—	$71,616,156	$91,175	$71,616,156

(g)	The rate shown is the seven-day current annualized yield at June 30, 2011.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.030%)
Security Description	Value
Fannie Mae REMICS	$1,746,884
Fannie Mae-Aces	86,912
Freddie Mac REMICS	2,490,181
Government National Mortgage Association	776,023

Total Market Value of Collateral Securities	$5,100,000

MF Global Holdings Ltd. (0.150%)
Security Description	Value
Fannie Mae Pool	$13,875,382
Fannie Mae REMICS	374,849
Freddie Mac Gold Pool	19,469
Freddie Mac Non Gold Pool	230,224
Freddie Mac REMICS	279,090
Ginnie Mae I Pool	2,237,824
Ginnie Mae II Pool	2,521,259
Government National Mortgage Association	862,025

Total Market Value of Collateral Securities	$20,400,122

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.120%)
Security Description	Value
Freddie Mac REMICS	$1,063,577
Ginnie Mae I Pool	26,123,412
Government National Mortgage Association	3,413,011

Total Market Value of Collateral Securities	$30,600,000

RBS Securities, Inc. (0.080%)
Security Description	Value
Freddie Mac Gold Pool	$11,297,421

Total Market Value of Collateral Securities	$11,297,421

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  25

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

		Fair Value at June 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$126,920,507	$—	$—	$126,920,507
Consumer Staples	227,680,524	5,587,498	—	233,268,022
Energy	245,349,075	12,647,203	—	257,996,278
Financials	210,655,627	16,678,601	—	227,334,228
Health Care	211,082,282	—	—	211,082,282
Industrials	183,044,460	—	—	183,044,460
Information Technology	153,887,940	—	—	153,887,940
Materials	176,469,817	—	—	176,469,817
Telecommunication Services	226,119,095	20,799,705	—	246,918,800
Utilities	182,544,931	6,491,248	—	189,036,179
Convertible Preferred Stocks
Consumer Discretionary	—	3,825,279	—	3,825,279
Financials	—	24,502,863	—	24,502,863

Total Equity Securities	1,943,754,258	90,532,397	—	2,034,286,655

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  27

Portfolio of Investments (continued)

Fair Value Measurements (continued)

		Fair Value at June 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Convertible Bonds	$—	$3,001,622	$—	$3,001,622

Total Bonds	—	3,001,622	—	3,001,622

Other
Equity-Linked Notes	—	39,905,769	—	39,905,769
Affiliated Money Market Fund(c)	71,616,156	—	—	71,616,156
Investments of Cash Collateral Received for Securities on Loan	15,000,000	292,052,383	—	307,052,383

Total Other	86,616,156	331,958,152	—	418,574,308

Total	$2,030,370,414	$425,492,171	$—	$2,455,862,585

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2011.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

June 30, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,132,962,594)	$2,077,194,046
Affiliated issuers (identified cost $71,616,156)	71,616,156
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $240,976,529)	240,976,529
Repurchase agreements (identified cost $66,075,854)	66,075,854

Total investments (identified cost $2,511,631,133)	2,455,862,585
Receivable for:
Capital shares sold	11,330,683
Dividends	7,830,498
Interest	231,741
Reclaims	165,091

Total assets	2,475,420,598

Liabilities
Bank overdraft	146
Due upon return of securities on loan	307,052,383
Payable for:
Capital shares purchased	1,449,756
Investment management fees	33,653
Distribution fees	14,393
Transfer agent fees	97,642
Administration fees	3,127
Plan administration fees	1,577
Other expenses	179,515

Total liabilities	308,832,192

Net assets applicable to outstanding capital stock	$2,166,588,406

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  29

Statement of Assets and Liabilities (continued)

June 30, 2011
Represented by
Paid-in capital	$2,423,851,245
Undistributed net investment income	2,872,478
Accumulated net realized loss	(204,369,274)
Unrealized appreciation (depreciation) on:
Investments	(55,768,548)
Foreign currency translations	2,505

Total — representing net assets applicable to outstanding capital stock	$2,166,588,406

*Value of securities on loan	$290,730,098

Net assets applicable to outstanding shares
Class A	$1,630,280,188
Class B	$65,777,234
Class C	$52,281,475
Class I	$232,481,489
Class R	$464,319
Class R4	$3,795,253
Class R5	$21,589,232
Class W	$21,260,180
Class Z	$138,659,036
Shares outstanding
Class A	196,072,262
Class B	7,961,623
Class C	6,359,843
Class I	27,883,115
Class R	55,734
Class R4	455,024
Class R5	2,587,486
Class W	2,553,333
Class Z	16,634,844
Net asset value per share
Class A	$8.31
Class B	$8.26
Class C	$8.22
Class I	$8.34
Class R	$8.33
Class R4	$8.34
Class R5	$8.34
Class W	$8.33
Class Z	$8.34

The maximum offering price per share for Class A is $8.82. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended June 30, 2011
Net investment income
Income:
Dividends	$87,147,212
Interest	92,022
Dividends from affiliates	91,175
Income from securities lending — net	1,339,514
Foreign taxes withheld	(1,982,265)

Total income	86,687,658

Expenses:
Investment management fees	11,101,095
Distribution fees
Class A	3,283,855
Class B	620,403
Class C	336,200
Class R	1,547
Class R3	2
Class W	30,434
Transfer agent fees
Class A	2,116,055
Class B	104,602
Class C	53,292
Class R	443
Class R3	1
Class R4	300
Class R5	1,472
Class W	18,508
Class Z	49,441
Administration fees	911,737
Plan administration fees
Class R	98
Class R3	2
Class R4	7,141
Compensation of board members	36,007
Custodian fees	30,660
Printing and postage fees	121,000
Registration fees	194,524
Professional fees	42,228
Other	103,573

Total expenses	19,164,620
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(66,343)

Total net expenses	19,098,277

Net investment income	67,589,381

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  31

Statement of Operations (continued)

Year ended June 30, 2011
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$372,115,413
Foreign currency transactions	157,452
Forward foreign currency exchange contracts	(67,768)
Futures contracts	(194,690)

Net realized gain	372,010,407
Net change in unrealized appreciation (depreciation) on:
Investments	28,242,054
Foreign currency translations	(12,782)

Net change in unrealized appreciation	28,229,272

Net realized and unrealized gain	400,239,679

Net increase in net assets resulting from operations	$467,829,060

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended June 30,	2011	2010
Operations
Net investment income	$67,589,381	$42,539,922
Net realized gain (loss)	372,010,407	(38,198,736)
Net change in unrealized appreciation	28,229,272	182,612,833

Net increase in net assets resulting from operations	467,829,060	186,954,019

Distributions to shareholders from:
Net investment income
Class A	(50,517,078)	(36,972,037)
Class B	(1,810,923)	(2,385,309)
Class C	(1,117,265)	(659,101)
Class I	(8,262,546)	(7,816,553)
Class R	(11,894)	(1,594)
Class R3	—	(168)
Class R4	(112,578)	(24,292)
Class R5	(603,205)	(18,218)
Class W	(518,097)	(150)
Class Z	(1,894,714)	—

Total distributions to shareholders	(64,848,300)	(47,877,422)

Increase (decrease) in net assets from share transactions	622,570,675	(57,562,874)

Total increase in net assets	1,025,551,435	81,513,723
Net assets at beginning of year	1,141,036,971	1,059,523,248

Net assets at end of year	$2,166,588,406	$1,141,036,971

Undistributed net investment income	$2,872,478	$812,822

Year ended June 30,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	81,857,344	630,247,666	23,353,290	157,710,577
Conversions from Class B	2,658,095	18,139,208	4,248,985	25,876,806
Distributions reinvested	5,675,131	44,201,713	5,081,914	34,216,977
Redemptions	(34,084,499)	(262,937,407)	(35,015,297)	(232,561,323)

Net increase (decrease)	56,106,071	429,651,180	(2,331,108)	(14,756,963)

Class B shares
Subscriptions	1,342,518	10,218,792	1,594,059	10,595,310
Distributions reinvested	223,852	1,720,622	340,535	2,276,984
Conversions to Class A	(2,677,728)	(18,139,208)	(4,284,158)	(25,876,806)
Redemptions	(1,798,482)	(13,421,486)	(3,377,532)	(22,159,169)

Net decrease	(2,909,840)	(19,621,280)	(5,727,096)	(35,163,681)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  33

Statement of Changes in Net Assets (continued)

Year ended June 30,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class C shares
Subscriptions	3,547,175	27,862,312	1,237,051	8,276,451
Distributions reinvested	113,277	874,555	84,988	567,193
Redemptions	(718,843)	(5,422,083)	(576,761)	(3,801,810)

Net increase	2,941,609	23,314,784	745,278	5,041,834

Class I shares
Subscriptions	4,518,823	36,927,199	1,610,641	10,954,071
Distributions reinvested	1,064,246	8,262,059	1,158,749	7,816,109
Redemptions	(3,897,995)	(29,839,463)	(5,008,852)	(33,633,482)

Net increase (decrease)	1,685,074	15,349,795	(2,239,462)	(14,863,302)

Class R shares
Subscriptions	27,606	217,580	30,476	215,643
Distributions reinvested	250	1,936	—	—
Redemptions	(3,191)	(25,165)	(60)	(425)

Net increase	24,665	194,351	30,416	215,218

Class R3 shares
Redemptions	(653)	(4,419)	—	—

Net increase (decrease)	(653)	(4,419)	—	—

Class R4 shares
Subscriptions	385,395	2,940,981	146,824	940,655
Distributions reinvested	14,334	112,557	3,602	24,292
Redemptions	(174,755)	(1,352,926)	(8,106)	(53,283)

Net increase	224,974	1,700,612	142,320	911,664

Class R5 shares
Subscriptions	2,705,328	20,486,150	159,578	1,101,336
Distributions reinvested	6,057	46,746	2,232	15,349
Redemptions	(276,853)	(2,198,716)	(9,509)	(64,329)

Net increase	2,434,532	18,334,180	152,301	1,052,356

Class W shares
Subscriptions	3,115,346	23,638,094	—	—
Distributions reinvested	64,569	517,928	—	—
Redemptions	(627,150)	(5,106,361)	—	—

Net increase	2,552,765	19,049,661	—	—

Class Z shares
Subscriptions	16,950,031	137,206,053	—	—
Distributions reinvested	142,462	1,156,671	—	—
Redemptions	(457,649)	(3,760,913)	—	—

Net increase	16,634,844	134,601,811	—	—

Total net increase (decrease)	79,694,041	622,570,675	(9,227,351)	(57,562,874)

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended June 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$6.31	$5.58	$7.72	$9.65	$7.83

Income from investment operations:
Net investment income	0.31	0.23	0.25	0.30	0.26
Net realized and unrealized gain (loss) on investments	1.98	0.76	(2.10)	(1.96)	1.81

Total from investment operations	2.29	0.99	(1.85)	(1.66)	2.07

Less distributions to shareholders from:
Net investment income	(0.29)	(0.26)	(0.29)	(0.27)	(0.25)

Total distributions to shareholders	(0.29)	(0.26)	(0.29)	(0.27)	(0.25)

Net asset value, end of period	$8.31	$6.31	$5.58	$7.72	$9.65

Total return	36.74%	17.60%	(23.98% )	(17.46% )	26.66%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.16%	1.20%	1.13%	1.11%	1.15%

Net expenses after fees waived or expenses reimbursed(b)	1.16%	1.16%	1.03%	1.11%	1.15%

Net investment income	4.01%	3.51%	4.23%	3.31%	3.15%

Supplemental data
Net assets, end of period (in thousands)	$1,630,280	$883,208	$793,421	$1,166,836	$1,452,871

Portfolio turnover	105%	23%	21%	20%	17%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended June 30,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$6.27	$5.54	$7.67	$9.59	$7.78

Income from investment operations:
Net investment income	0.27	0.18	0.21	0.22	0.19
Net realized and unrealized gain (loss) on investments	1.95	0.76	(2.10)	(1.94)	1.80

Total from investment operations	2.22	0.94	(1.89)	(1.72)	1.99

Less distributions to shareholders from:
Net investment income	(0.23)	(0.21)	(0.24)	(0.20)	(0.18)

Total distributions to shareholders	(0.23)	(0.21)	(0.24)	(0.20)	(0.18)

Net asset value, end of period	$8.26	$6.27	$5.54	$7.67	$9.59

Total return	35.72%	16.79%	(24.60% )	(18.15% )	25.76%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.92%	1.96%	1.89%	1.87%	1.91%

Net expenses after fees waived or expenses reimbursed(b)	1.91%	1.92%	1.79%	1.87%	1.91%

Net investment income	3.50%	2.73%	3.45%	2.48%	2.38%

Supplemental data
Net assets, end of period (in thousands)	$65,777	$68,145	$91,922	$171,163	$303,235

Portfolio turnover	105%	23%	21%	20%	17%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended June 30,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$6.25	$5.53	$7.65	$9.57	$7.77

Income from investment operations:
Net investment income	0.25	0.18	0.20	0.23	0.19
Net realized and unrealized gain (loss) on investments	1.96	0.76	(2.07)	(1.95)	1.79

Total from investment operations	2.21	0.94	(1.87)	(1.72)	1.98

Less distributions to shareholders from:
Net investment income	(0.24)	(0.22)	(0.25)	(0.20)	(0.18)

Total distributions to shareholders	(0.24)	(0.22)	(0.25)	(0.20)	(0.18)

Net asset value, end of period	$8.22	$6.25	$5.53	$7.65	$9.57

Total return	35.71%	16.77%	(24.51% )	(18.15% )	25.74%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.91%	1.95%	1.88%	1.87%	1.91%

Net expenses after fees waived or expenses reimbursed(b)	1.90%	1.91%	1.78%	1.87%	1.91%

Net investment income	3.26%	2.77%	3.46%	2.56%	2.40%

Supplemental data
Net assets, end of period (in thousands)	$52,281	$21,354	$14,770	$21,336	$25,822

Portfolio turnover	105%	23%	21%	20%	17%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended June 30,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$6.32	$5.59	$7.73	$9.67	$7.85

Income from investment operations:
Net investment income	0.35	0.26	0.27	0.33	0.30
Net realized and unrealized gain (loss) on investments	1.99	0.76	(2.10)	(1.97)	1.80

Total from investment operations	2.34	1.02	(1.83)	(1.64)	2.10

Less distributions to shareholders from:
Net investment income	(0.32)	(0.29)	(0.31)	(0.30)	(0.28)

Total distributions to shareholders	(0.32)	(0.29)	(0.31)	(0.30)	(0.28)

Net asset value, end of period	$8.34	$6.32	$5.59	$7.73	$9.67

Total return	37.51%	18.06%	(23.66% )	(17.19% )	27.07%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.75%	0.75%	0.66%	0.72%	0.76%

Net expenses after fees waived or expenses reimbursed(b)	0.75%	0.72%	0.66%	0.72%	0.76%

Net investment income	4.58%	3.94%	4.60%	3.70%	3.58%

Supplemental data
Net assets, end of period (in thousands)	$232,481	$165,701	$158,905	$196,678	$241,945

Portfolio turnover	105%	23%	21%	20%	17%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended June 30,
	2011	2010	2009(c)
Class R
Per share data
Net asset value, beginning of period	$6.32	$5.59	$7.67

Income from investment operations:
Net investment income	0.29	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.99	0.72	(2.03)

Total from investment operations	2.28	0.97	(1.80)

Less distributions to shareholders from:
Net investment income	(0.27)	(0.24)	(0.28)

Total distributions to shareholders	(0.27)	(0.24)	(0.28)

Net asset value, end of period	$8.33	$6.32	$5.59

Total return	36.53%	17.19%	(23.53%	)

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.42%	1.58%	1.46%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.42%	1.51%	1.33%	(d)

Net investment income	3.79%	3.76%	4.23%	(d)

Supplemental data
Net assets, end of period (in thousands)	$464	$196	$4

Portfolio turnover	105%	23%	21%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  39

Financial Highlights (continued)

	Year ended June 30,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$6.33	$5.59	$7.74	$9.67	$7.85

Income from investment operations:
Net investment income	0.32	0.24	0.27	0.33	0.27
Net realized and unrealized gain (loss) on investments	1.99	0.77	(2.11)	(1.95)	1.81

Total from investment operations	2.31	1.01	(1.84)	(1.62)	2.08

Less distributions to shareholders from:
Net investment income	(0.30)	(0.27)	(0.31)	(0.31)	(0.26)

Total distributions to shareholders	(0.30)	(0.27)	(0.31)	(0.31)	(0.26)

Net asset value, end of period	$8.34	$6.33	$5.59	$7.74	$9.67

Total return	36.95%	17.90%	(23.86% )	(17.00% )	26.75%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.06%	0.96%	1.02%	1.03%

Net expenses after fees waived or expenses reimbursed(b)	1.01%	1.02%	0.75%	0.76%	1.02%

Net investment income	4.05%	3.65%	4.50%	3.62%	3.29%

Supplemental data
Net assets, end of period (in thousands)	$3,795	$1,456	$490	$884	$1,328

Portfolio turnover	105%	23%	21%	20%	17%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended June 30,
	2011	2010	2009(c)
Class R5
Per share data
Net asset value, beginning of period	$6.33	$5.59	$7.67

Income from investment operations:
Net investment income	0.32	0.28	0.26
Net realized and unrealized gain (loss) on investments	2.01	0.75	(2.03)

Total from investment operations	2.33	1.03	(1.77)

Less distributions to shareholders from:
Net investment income	(0.32)	(0.29)	(0.31)

Total distributions to shareholders	(0.32)	(0.29)	(0.31)

Net asset value, end of period	$8.34	$6.33	$5.59

Total return	37.27%	18.20%	(23.10%	)

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.75%	0.82%	0.72%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.75%	0.78%	0.72%	(d)

Net investment income	3.95%	4.05%	4.85%	(d)

Supplemental data
Net assets, end of period (in thousands)	$21,589	$968	$4

Portfolio turnover	105%	23%	21%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  41

Financial Highlights (continued)

	Year ended June 30,
	2011	2010	2009	2008	2007(e)
Class W
Per share data
Net asset value, beginning of period	$6.32	$5.59	$7.73	$9.67	$8.80

Income from investment operations:
Net investment income	0.27	0.23	0.25	0.29	0.25
Net realized and unrealized gain on investments	2.04	0.76	(2.10)	(1.97)	0.81

Total from investment operations	2.31	0.99	(1.85)	(1.68)	1.06

Less distributions to shareholders from:
Net investment income	(0.30)	(0.26)	(0.29)	(0.26)	(0.19)

Total distributions to shareholders	(0.30)	(0.26)	(0.29)	(0.26)	(0.19)

Net asset value, end of period	$8.33	$6.32	$5.59	$7.73	$9.67

Total return	36.95%	17.55%	(24.01% )	(17.58% )	12.15%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.14%	1.18%	1.09%	1.16%	1.19%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.14%	1.18%	1.09%	1.16%	1.19%	(d)

Net investment income	3.36%	3.49%	4.18%	3.27%	2.97%	(d)

Supplemental data
Net assets, end of period (in thousands)	$21,260	$4	$3	$4	$5

Portfolio turnover	105%	23%	21%	20%	17%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

42  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended
	June 30,
	2011(f)
Class Z
Per share data
Net asset value, beginning of period	$7.20

Income from investment operations:
Net investment income	0.24
Net realized and unrealized gain on investments	1.14

Total from investment operations	1.38

Less distributions to shareholders from:
Net investment income	(0.24)

Total distributions to shareholders	(0.24)

Net asset value, end of period	$8.34

Total return	19.28%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.87%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.87%	(d)

Net investment income	3.98%	(d)

Supplemental data
Net assets, end of period (in thousands)	$138,659

Portfolio turnover	105%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	For the period from August 1, 2008 (commencement of operations) to June 30, 2009.
(d)	Annualized.
(e)	For the period from December 1, 2006 (commencement of operations) to June 30, 2007.
(f)	For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements
June 30, 2011

Note 1.	Organization

Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Sector Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

At August 27, 2010, all Class R3 shares were liquidated. On this date, Columbia Management Investment Advisers, LLC owned 100% of the shares.

44  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2.	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value,

46  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

48  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at June 30, 2011
At June 30, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended June 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Future Contracts	Total
Equity contracts	$—	$(194,690)	$(194,690)

Foreign exchange contracts	(67,768)	—	(67,768)

Total	$(67,768)	$(194,690)	$(262,458)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts	Future Contracts	Total
Equity contracts	$—	$—	$—

Foreign exchange contracts	—	—	—

Total	$—	$—	$—

Volume of Derivative Instruments for the Year Ended June 30, 2011

Contracts
Opened
Forward Foreign Currency Exchange Contracts	35

Futures Contracts	100

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

50  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid each calendar quarter, if any. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3.	Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.610% to 0.375% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

increased the management fee by $1,359,058 for the year ended June 30, 2011. The management fee for the year ended June 30, 2011 was 0.66% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA and an increase to the management fee rate payable to the Investment Manager at all or most asset levels such that the rate declines from 0.660% to 0.490% as the Fund’s net assets increase. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and became effective on July 1, 2011.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended June 30, 2011 was 0.06% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

For the year ended June 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

52  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4, Class R5, Class W and Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees.

For the year ended June 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.17
Class C	0.16
Class R	0.14
Class R4	0.01
Class R5	0.01
Class W	0.15
Class Z	0.13

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7,

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,920,000 and $286,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,539,298 for Class A, $34,718 for Class B and $2,401 for Class C for the year ended June 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective September 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through August 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and

54  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.90
Class C	1.90
Class I	0.75
Class R	1.55
Class R4	1.05
Class R5	0.80
Class W	1.20

Effective September 27, 2010, (commencement of operations for Class Z shares) the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), unless sooner terminated at the sole discretion of the Board, so that Class Z shares’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the annual rates of 0.89% of the class’ average daily net assets through August 31, 2011 and 0.94% through September 30, 2011.

Prior to September 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.85
Class C	1.84
Class I	0.65
Class R	1.45
Class R4	0.95
Class R5	0.70
Class W	1.10

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, post-October losses, and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(681,425)
Accumulated net realized loss	710,138
Paid-in capital	(28,713)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended June 30,	2011	2010
Ordinary Income	$64,848,300	$47,877,422

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,927,397
Undistributed accumulated long-term gain	—
Accumulated realized loss	(202,747,496)
Unrealized depreciation	(57,442,740)

56  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

At June 30, 2011, the cost of investments for federal income tax purposes was $2,513,266,825 and the unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$37,104,269
Unrealized depreciation	$(94,508,509)

Net unrealized depreciation	$(57,404,240)

The following capital loss carryforward, determined as of June 30, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$36,972,874
2018	165,774,622

Total	$202,747,496

For the year ended June 30, 2011, $343,898,755 of capital loss carryforward was utilized and $28,713 expired unused.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5.	Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,288,943,942 and $1,720,406,020, respectively, for the year ended June 30, 2011.

Note 6.	Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At June 30, 2011, securities valued at $290,730,098 were on loan, secured by cash collateral of $307,052,383 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended June 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7.	Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

58  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Note 8.	Shareholder Concentration

At June 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares.

Note 9.	Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended June 30, 2011.

Note 10.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  59

Notes to Financial Statements (continued)

Note 11.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

60  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Dividend Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (formerly RiverSource Dividend Opportunity Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period presented through June 30, 2007, were audited by other auditors whose report dated August 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

62  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Dividend Opportunity Fund of the Columbia Funds Series Trust II at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
August 23, 2011

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  63

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended June 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	91.09%
Dividends Received Deduction for corporations	70.77%
U.S. Government Obligations	0.00%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

64  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  65

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

66  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  67

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 63	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

68  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  69

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

70  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 46	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  71

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

72  COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2011 ANNUAL REPORT  73

Columbia Dividend Opportunity Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6341 AG (8/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing. The comparative information for fiscal year ended June 30, 2010 includes fees paid by one series that was re-domiciled into the registrant on March 7, 2011.
(a)	Audit Fees. The fees for the years ended June 30 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2011: $20,127	2010: $19,813
(b)	Audit-Related Fees. The fees for the years ended June 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2011: $1,804	2010: $1,194
The fees for the years ended June 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review were as follows:

2011: $156,000	2010: $0
(c)	Tax Fees. The fees for the years ended June 30 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2011: $3,217	2010: $3,180
The fees for the years ended June 30 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $124,620	2010: $60,000
(d)	All Other Fees. The fees for the years ended June 30 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2011: $0	2010: $0
The fees for the years ended June 30 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2011: $0	2010: $0
(e)	(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended June 30 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $1,786,803	2010: $2,115,335
(h)	100% of the services performed in item (g) above during 2011 and 2010 were pre-approved by the Ameriprise Financial Audit Committee and/or the Columbia Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)       Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	August 19, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	August 19, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date	August 19, 2011